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                                                                  EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-27713) of SMC Corporation of our report dated March 2, 2001, relating to the financial statements, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
March 30, 2001